Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Aptus Collared Income Opportunity ETF (ACIO)
(the “Fund”)

February 25, 2021

Supplement to the
Summary Prospectus and Prospectus,
each dated August 31, 2020

Effective immediately, the options selected for the Fund will typically expire one week to nine months from their purchase date and will be rolled periodically (e.g., monthly) to continue generating income or to reflect the Adviser’s revised outlook on the underlying portfolio security. References to other periods of time to expiration for the Fund’s options should be disregarded.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.